UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 6, 2003

TRIZEC PROPERTIES, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction Of Incorporation	001-16765 (Commission File No.)	33-0387846 (IRS Employer Identification No.)

233 South Wacker Drive, 46th Floor, Chicago IL (Address of Principal Executive Offices)	60606 (Zip Code)

(312) 798-6000
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits
Item 12. Results of Operations and Financial Condition
SIGNATURE
EXHIBIT INDEX
EX-99.1 EARNINGS PRESS RELEASE DATED NOV. 6, 2003
EX-99.2 SUPPLEMENTAL OPERATING AND FINANCIAL DATA

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

     (c)  Exhibits

     The following exhibits are furnished with this report.

Exhibit No.		Description

99.1	-	Earnings Press Release dated November 6, 2003.

99.2	-	Supplemental Operating and Financial Data for the quarter ended September 30, 2003

Item 12. Results of Operations and Financial Condition

     On November 6, 2003, Trizec Properties, Inc. announced its financial results for the quarter ended September 30, 2003. A copy of the earnings press release is furnished as Exhibit 99.1 to this current report on Form 8-K. A copy of Trizec Properties, Inc.’s Supplemental Operating and Financial Data for the quarter ended September 30, 2003 is furnished as Exhibit 99.2 to this Form 8-K.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRIZEC PROPERTIES, INC. (Registrant)

Date: November 5, 2003	/s/ Timothy H. Callahan

Timothy H. Callahan President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.		Description

99.1	-	Earnings Press Release dated November 6, 2003.

99.2	-	Supplemental Operating and Financial Data for the quarter ended September 30, 2003